THE ADVISORS' INNER CIRCLE FUND

                            CAMBIAR CONQUISTADOR FUND

                        SUPPLEMENT DATED JANUARY 31, 2006
                                     TO THE
            INVESTOR CLASS SHARES PROSPECTUS DATED SEPTEMBER 1, 2005
                       AS SUPPLEMENTED ON OCTOBER 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following paragraph replaces the paragraph underneath the subheading "Minimum Investments" on page 14 of the Prospectus.

        You can open an account with the Opportunity Fund and International Equity Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). For the Conquistador Fund, you can open an account with a minimum initial investment of $10,000 ($2,500 for IRAs and $1,250 for Spousal IRAs). You can buy additional shares for as little as $100. The adviser reserves the right to waive the minimum initial investment in its sole discretion.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




                                                                CMB-SK-008-0100